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                                                                    EXHIBIT 99.1


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2002, I, John M. Zoeller, Executive Vice President and Chief Financial Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.









Date: November 1, 2002                      By: /s/ John M. Zoeller
     ----------------------                     --------------------------------
                                            John M. Zoeller
                                             Executive Vice President and Chief
                                             Financial Officer






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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350


     In connection with the accompanying Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2002, I, Howard Walker, Chief Executive Officer of Manufactured Home Communities, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1. such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such Quarterly Report on Form 10-Q of Manufactured Home Communities, Inc. for the quarter ended September 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Manufactured Home Communities, Inc.










Date: November 1, 2002                      By: /s/ Howard Walker
      ---------------------                    ---------------------------------
                                            Howard Walker
                                             Chief Executive Officer